First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended March 1, 2001


Available Amount to Note Holders:                                                               3,478,171.84

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)    Aggregate of:
         (a) Unreimbursed Servicer Advances                                                       522,574.94
         (b) Servicer Fees from current and prior Collection Period                                20,731.51
         (c) Servicing Charges inadvertantly deposited in Collection Account                              --
(iv)     Current and unpaid Back-up Servicing Fees                                                    829.26
(v)      Premium Amount due on Payment Date and unpaid Premium Amounts                              5,095.98
         Adjustment to prior month premium amount                                                         --
(vi)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  291.67
(vii)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(viii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                          --
         Adjustment to prior month Class A-1 Note Interest                                                --
         Class A-2 Note Interest                                                                          --
         Class A-3 Note Interest                                                                   28,796.22
         Class A-4 Note Interest                                                                  202,342.75
(ix)     Class B-1 Note Interest                                                                    5,448.11
(x)      Letter of Credit Bank Fee and unpaid amounts                                                 435.22
(xi)     Class B-2 Note Interest                                                                    5,103.89
(xii)    Class A-1 through A-4 Principal Distribution Amount:
         Class A-1 Principal Distribution Amount                                                          --
         Class A-2 Principal Distribution Amount                                                          --
         Class A-3 Principal Distribution Amount                                                2,491,582.75
         Class A-4 Principal Distribution Amount                                                          --
(xiii)   Note Insuer Reimbursement Amount                                                                 --
(xiv)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             54,164.84
(xv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             54,164.84
(xvi)    Letter of Credit Reimbursement Amount                                                            --
(xvii)   Class B-3 Note Interest                                                                    5,539.11
(xviii)  Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             54,164.84
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)     Letter of Credit Additional Reimbursement Amount                                                 --
(xxi)    Other Amounts Due Servicer under Servicing Agreement                                             --
(xxii)   Remaining Amount to Residual Holder                                                              --
         Additional Principal Distribution Amount to Noteholders
         Class A-1 additional Principal Distribution Amount                                               --
         Class A-2 additional Principal Distribution Amount                                               --
         Class A-3 additional Principal Distribution Amount                                        25,258.62
         Class A-4 additional Principal Distribution Amount                                               --
         Class B-1 additional Principal Distribution Amount                                           549.10
         Class B-2 additional Principal Distribution Amount                                           549.10
         Class B-3 additional Principal Distribution Amount                                           549.10

         Reviewed By:


        ________________________________________________________________________
        Sandy B. Ho
        Executive Vice President & CFO

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended March 1, 2001

Available Funds
    Collection Account balance, as of February 28, 2001                                   1,618,077.22
    Transfer payments due Collection Account from other Bankers Trust Accounts                      --
    Investment earnings on amounts in Collection Account                                      7,180.19
    Payments due Collection Account from last 3 business days of Collection Period          460,078.34
    Additional contribution for terminated trade-ups and rebooked leases                            --
    Servicer Advance on current Determination Date                                        1,392,836.09
                                                                                        --------------
    Available Funds on Payment Date                                                       3,478,171.84

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                --
                                                                                        --------------
Remaining Available Funds                                                                 3,478,171.84

Indemnity Payments paid inadvertantly deposited in Collection Account                               --
                                                                                        --------------
Remaining Available Funds                                                                 3,478,171.84

Unreimbursed Servicer Advances
    Unreimbursed Servicer Advances due                                                      522,574.94
    Unreimbursed Servicer Advances paid                                                     522,574.94
                                                                                        --------------
    Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                        --------------
Remaining Available Funds                                                                 2,955,596.90

Servicer Fees
    Servicer Fees due                                                                        20,731.51
    Servicer Fees paid                                                                       20,731.51
                                                                                        --------------
    Servicer Fees remaining unpaid                                                                  --
                                                                                        --------------
Remaining Available Funds                                                                 2,934,865.39

Servicer Charges inadvertantly deposited in Collection Account                                      --
                                                                                        --------------
Remaining Available Funds                                                                 2,934,865.39

Back-up Servicer Fees

    Back-up Servicer Fees due                                                                   829.26
    Back-up Servicer Fees paid                                                                  829.26
                                                                                        --------------
    Back-up Servicer Fees remaining unpaid                                                          --
                                                                                        --------------
Remaining Available Funds                                                                 2,934,036.13

Premium Amount
    Premium Amount due                                                                        5,095.98
    Premium Amount paid                                                                       5,095.98
                                                                                        --------------
    Premium Amount remaining unpaid                                                                 --
                                                                                        --------------
Remaining Available Funds                                                                 2,928,940.15

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
    Indenture Trustee Fee due                                                                   291.67
    Indenture Trustee Fee paid                                                                  291.67
                                                                                        --------------
    Indenture Trustee Fee remaining unpaid                                                          --
                                                                                        --------------
Remaining Available Funds                                                                 2,928,648.48

Reimbursable Trustee Expenses per 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                            --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                        --------------
    Total Indenture Trustee Expenses paid                                                           --
                                                                                        --------------
    Indenture Trustee Expenses unpaid                                                               --
Remaining Available Funds                                                                 2,928,648.48

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended March 1, 2001

    Class A-1 Note Interest                                                                         --
    Class A-2 Note Interest                                                                         --
    Class A-3 Note Interest                                                                  28,796.22
    Class A-4 Note Interest                                                                 202,342.75
                                                                                        --------------
    Total Class A Interest due                                                              231,138.97
                                                                                        --------------
Remaining Available Funds                                                                 2,697,509.52

Class B-1 Note Interest
    Class B-1 Note Interest due                                                               5,448.11
    Class B-1 Note Interest paid                                                              5,448.11
                                                                                        --------------
    Class B-1 Note Interest remaining unpaid                                                        --
                                                                                        --------------
Remaining Available Funds                                                                 2,692,061.41

Letter of Credit Bank Fee and unpaid amounts
    Letter of Credit Bank Fee due                                                               435.22
    Letter of Credit Bank Fee paid                                                              435.22
                                                                                        --------------
    Letter of Credit Bank Fee remaining unpaid                                                      --
                                                                                        --------------
Remaining Available Funds                                                                 2,691,626.20

Class B-2 Note Interest
    Class B-2 Note Interest due                                                               5,103.89
    Class B-2 Note Interest paid                                                              5,103.89
                                                                                        --------------
    Class B-2 Note Interest remaining unpaid                                                        --
                                                                                        --------------
Remaining Available Funds                                                                 2,686,522.31

Class A Base Principal Distribution
    Class A Base Principal Distribution Amount due                                        2,491,582.75
    Class A Note Principal Balance as of preceding Payment Date                          43,679,804.75
                                                                                        --------------
    Class A Base Principal Distribution Amount paid                                       2,491,582.75
                                                                                        --------------
    Class A Base Principal Distribution Amount remaining unpaid                                     --

    Class A-1 Note Principal Balance as of preceding Payment Date                                   --
    Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                        --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                        --------------
    Remaining Class A Base Principal Distribution Amount                                  2,491,582.75
                                                                                        --------------
    Class A-2 Note Principal Balance as of preceding Payment Date                                   --
    Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                        --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                             --

    Remaining Class A Base Principal Distribution Amount                                  2,491,582.75
                                                                                        --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                         5,441,804.75
    Class A-3 Base Principal Distribution Amount paid                                     2,491,582.75
                                                                                        --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                   2,950,222.00

    Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        --------------

    Class A-4 Note Principal Balance as of preceding Payment Date                        38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                        --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

Remaining Available Funds                                                                   194,939.55

Note Insurer Reimbursement Amount

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended March 1, 2001

    Note Insuer Reimbursement Amount due                                                            --
    Note Insuer Reimbursement Amount paid                                                           --
                                                                                            ----------
    Note Insuer Reimbursement Amount remaining unpaid                                               --
Remaining Available Funds                                                                   194,939.55

Class B-1 Base Principal Distribution
    Class B-1 Note Principal Balance as of preceding Payment Date                           949,560.98
    Class B-1 Base Principal Distribution due                                                54,164.84
    Class B-1 Base Principal Distribution paid                                               54,164.84
                                                                                            ----------
    Class B-1 Base Principal Distribution remaining unpaid                                         --
    Class B-1 Note Principal Balance after distribution on Payment Date                     895,396.13
Remaining Available Funds                                                                   140,774.71

Class B-2 Base Principal Distribution
    Class B-2 Note Principal Balance as of preceding Payment Date                           949,560.98
    Class B-2 Base Principal Distribution due                                                54,164.84
    Class B-2 Base Principal Distribution paid                                               54,164.84
                                                                                            ----------
    Class B-2 Base Principal Distribution remaining unpaid                                          --
    Class B-2 Note Principal Balance after distribution on Payment Date                     895,396.13
Remaining Available Funds                                                                    86,609.87

Letter of Credit Reimbursement Amount
    Letter of Credit Reimbursement Amount due                                                       --
    Letter of Credit Reimbursement Amount paid                                                      --
                                                                                            ----------
    Letter of Credit Reimbursement Amount remaining unpaid                                          --
Remaining Available Funds                                                                    86,609.87

Class B-3 Note Interest
    Class B-3 Note Interest due                                                               5,539.11
    Class B-3 Note Interest paid                                                              5,539.11
                                                                                            ----------
    Class B-3 Note Interest remaining unpaid                                                        --
                                                                                            ----------
Remaining Available Funds                                                                    81,070.76

Class B-3 Base Principal Distribution
    Class B-3 Note Principal Balance as of preceding Payment Date                           949,560.98
    Class B-3 Base Principal Distribution due                                                54,164.84
    Class B-3 Base Principal Distribution paid                                               54,164.84
                                                                                            ----------
    Class B-3 Base Principal Distribution remaining unpaid                                          --
    Class B-3 Note Principal Balance after distribution on Payment Date                     895,396.13
Remaining Available Funds                                                                    26,905.92

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                     --
    Remaining Indenture Trustee Expenses paid                                                       --
                                                                                            ----------
    Remaining Indenture Trustee Expenses unpaid                                                     --
Remaining Available Funds                                                                    26,905.92

Additional Letter of Credit Reimbursement Amount
    Additional Letter of Credit Reimbursement Amount due                                            --
    Additional Letter of Credit Reimbursement Amount paid                                           --
                                                                                            ----------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                               --
Remaining Available Funds                                                                    26,905.92

Other Amounts Due Servicer under Servicing Agreement
    Other Amounts Due Servicer under Servicing Agreement due                                        --
    Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                            ----------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended March 1, 2001

Remaining Available Funds                                                                    26,905.92

Difference between excess of ADCPB over Ending Note Balances and Floor                    1,354,058.77

Amount Payable to Residual Holder                                                                   --
Remaining Available Funds to Note Holders                                                    26,905.92

Class A Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                26,905.92
    Adjusted Principal Distribution Sharing Ratio                                               93.878%
                                                                                         -------------
    Additional Principal Distribution to Class A                                             25,258.62

    Class A Note Principal Balance after payment above                                   41,188,222.00
                                                                                         -------------
    Class A additional Principal Distribution Amount paid                                    25,258.62
                                                                                         -------------

    Excess cash after payment of additional Class A Principal Distribution                          --

    Class A-1 Note Principal Balance after payment above                                            --
    Class A-1 additional Principal Distribution Amount paid                                         --
                                                                                         -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                         -------------

    Remaining Class A additional Principal Distribution Amount                               25,258.62
                                                                                         -------------
    Class A-2 Note Principal Balance after payment above                                            --
    Class A-2 additional Principal Distribution Amount paid                                         --
                                                                                         -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                             --

    Remaining Class A additional Principal Distribution Amount                               25,258.62
                                                                                         -------------

    Class A-3 Note Principal Balance after payment above                                  2,950,222.00
    Class A-3 additional Principal Distribution Amount paid                                  25,258.62
                                                                                         -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                   2,924,963.38

    Remaining Class A additional Principal Distribution Amount                                      --
                                                                                         -------------

    Class A-4 Note Principal Balance after payment above                                 38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                         --
                                                                                         -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

Class B-1 Additional Principal Distribution

    Remaining Available Funds to Note Holders                                                26,905.92
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                         ------------
    Additional Principal Distribution to Class B-1                                              549.10

    Class B-1 Note Principal Balance after payment above                                    895,396.13
    Class B-1 additional Principal Distribution paid                                            549.10
                                                                                         -------------
    Class B-1 Note Principal Balance after distribution on Payment Date                     894,847.03

Class B-2 Additional Principal Distribution

    Remaining Available Funds to Note Holders                                                26,905.92
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                         -------------
    Additional Principal Distribution to Class B-2                                              549.10

    Class B-2 Note Principal Balance after payment above                                    895,396.13
    Class B-2 additional Principal Distribution paid                                            549.10
                                                                                         -------------
    Class B-2 Note Principal Balance after distribution on Payment Date                     894,847.03

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended March 1, 2001

Class B-3 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                                26,905.92
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                            ---------
    Additional Principal Distribution to Class B-3                                              549.10

    Class B-3 Note Principal Balance after payment above                                    895,396.13
    Class B-3 additional Principal Distribution paid                                            549.10
                                                                                            ----------
    Class B-3 Note Principal Balance after distribution on Payment Date                     894,847.03

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended March 1, 2001


                      Initial         Beginning          Base        Additional          Total           Ending           Ending
                     Principal        Principal        Principal     Principal         Principal        Principal      Certificate
     Class            Balance          Balance       Distribution   Distribution      Distribution       Balance          Factor
--------------    ---------------  --------------   -------------- --------------  ----------------  --------------   ------------
 Class A-1          32,998,000.00               -               -              -                -                 -     0.0000000
 Class A-2          85,479,000.00               -               -              -                -                 -     0.0000000
 Class A-3          51,527,000.00    5,441,804.75    2,491,582.75      25,258.62     2,516,841.37      2,924,963.38     0.0567656
 Class A-4          38,238,000.00   38,238,000.00               -              -                -     38,238,000.00     1.0000000
                  ---------------  --------------   -------------  -------------   --------------    --------------   -----------
 Total Class A     208,242,000.00   43,679,804.75    2,491,582.75      25,258.62     2,516,841.37     41,162,963.38     0.1976689

 Class B-1           4,527,000.00      949,560.98       54,164.84         549.10        54,713.94        894,847.03     0.1976689
 Class B-2           4,527,000.00      949,560.98       54,164.84         549.10        54,713.94        894,847.03     0.1976689
 Class B-3           4,527,000.00      949,560.98       54,164.84         549.10        54,713.94        894,847.03     0.1976689
                  ---------------  --------------   -------------  -------------   --------------    --------------   -----------
 Total             221,823,000.00   46,528,487.68    2,654,077.28      26,905.92     2,680,983.20     43,847,504.48

                                                                ADCPB at end of Collection Period     47,047,377.48
                                                                                                     --------------
                                                  Excess of ending ADCPB over ending note balance      3,199,873.01
                                                                                            Floor      4,527,025.86
                                                                                                     --------------
                                                                                       Difference     (1,327,152.85)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended March 1, 2001



Calculation of Base Principal Amount
     ADCPB, beginning of Collection Period                                  49,755,619.61
     ADCPB, end of Collection Period                                        47,047,377.48
                                                                           --------------
     Base Principal Amount                                                   2,708,242.12

Unreimbursed Servicing Advances
     Unreimbursed Servicing Advances from previous Collection Period         1,239,178.17
     Servicing Advances collected during the current Collection Period         716,603.23
                                                                           --------------
     Unreimbursed Servicing Advances as of current Determination Date          522,574.94

Calculation of Interest Due

                  Beginning                  Current                    Total
                  Principal      Interest    Interest     Overdue      Interest
    Class          Balance         Rate        Due       Interest        Due
-----------    --------------    ---------  ----------  ----------  -----------
  Class A-1                --     5.7325%           --          --           --
  Class A-2                --     6.3500%           --          --           --
  Class A-3      5,441,804.75     6.3500%    28,796.22          --    28,796.22
  Class A-4     38,238,000.00     6.3500%   202,342.75          --   202,342.75
  Class B-1        949,560.98     6.8850%     5,448.11          --     5,448.11
  Class B-2        949,560.98     6.4500%     5,103.89          --     5,103.89
  Class B-3        949,560.98     7.0000%     5,539.11          --     5,539.11
               --------------              -----------  ----------  ------------
                46,528,487.68     6.3762%   247,230.07          --   247,230.07

Calculation of Principal Due

                    Base           Base                           Total
                 Principal       Principal       Overdue        Principal
  Class         Amount Pct.       Amount        Principal          Due
----------     -------------  --------------   ----------    --------------
Class A            92.0%       2,491,582.75             -     2,491,582.75
Class B-1           2.0%          54,164.84             -        54,164.84
Class B-2           2.0%          54,164.84             -        54,164.84
Class B-3           2.0%          54,164.84             -        54,164.84
                              -------------    ----------    -------------
                               2,654,077.28             -     2,654,077.28


Calculation of Servicer Fee
     ADCPB as of the prior Calculation Date                       49,755,619.61
     Servicer Fee Rate                                                    0.500%
     One-twelfth                                                           1/12
                                                                 --------------
     Servicer Fee due current period                                  20,731.51
     Prior Servicer Fee arrearage                                             -
                                                                 --------------
     Servicer Fee due                                                 20,731.51

Calculation of Back-up Servicer Fee
     ADCPB as of the prior Calculation Date                       49,755,619.61
     Back-up Servicer Fee Rate                                            0.020%
     One-twelfth                                                           1/12
                                                                 --------------
     Back-up Servicer Fee due Current Period                             829.26
     less overpayment from prior period                                       -
     Prior Back-up Servicer Fee Arrearage                                     -
                                                                 --------------
     Back-up Servicer Fee due                                            829.26

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended March 1, 2001

Calculation of Premium Amount

     Class A Principal Amount as of the immediately preceding Collection Period     43,679,804.75
     Premium Rate                                                                           0.140%
     One-twelfth                                                                             1/12
                                                                                   --------------
     Premium Amount due Current Period                                                   5,095.98
     Prior Premium Amount arrearage                                                             -
                                                                                   --------------
     Total Premium Amount due                                                            5,095.98

Indenture Trustee Fee (per Payment Date)
     Indenture Trustee Fee (per Payment Date)                                              291.67
     Prior Indenture Trustee Fee arrearage                                                      -
                                                                                   --------------
     Total Indenture Trustee Fee due                                                       291.67

Calculation of Letter of Credit Bank Fee

     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter.Date)    949,560.98
     Letter of Credit Bank Fee Rate                                                          0.55%
     One-twelfth                                                                             1/12
                                                                                   --------------
     Letter of Credit Bank Fee due Current Period                                          435.22
     Letter of Credit Bank Fee arrearage                                                        -
                                                                                   --------------
     Total Letter of Credit Bank Fee arrearage due                                         435.22

Letter of Credit Reimbursement Amount

     Letter of Credit Reimbursement Amount due current period                                   -
     Prior Letter of Credit Reimbursement Amount arrearage                                      -
                                                                                   --------------
     Total Letter of Credit Reimbursement Amount due                                            -

Indenture Trustee Expenses

     Indenture Trustee Expenses due                                                             -
     Prior Indenture Trustee Expenses arrearage                                                 -
                                                                                   --------------
     Total Indenture Trustee Expenses due                                                       -

Additional Letter of Credit Reimbursement Amount

     Additional Letter of Credit Reimbursement Amount due current period                        -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                           -
                                                                                   --------------
     Total Additional Letter of Credit Reimbursement Amount due                                 -

Other Amounts Due Servicer under Servicing Agreement

     Other Amounts Due Servicer under Servicing Agreement - current period                      -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     -
                                                                                   --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                 -

Floor Calculation

     Initial ADCPB                                                                 226,351,292.85
     Floor percent                                                                           2.00%
                                                                                   --------------
     Floor                                                                           4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                     47,047,377.48

     Aggregate Note Balances prior to any payment on current Payment Date           46,528,487.68
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                         2,491,582.75

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended March 1, 2001

     Class B-1                                                                          54,164.84
     Class B-2                                                                          54,164.84
     Class B-3                                                                          54,164.84
                                                                                    -------------
     Total Base Principal Amount distributions on current payment date               2,654,077.28
                                                                                    -------------
     Aggregate Note Balance after payment of Base Principal Amount                  43,874,410.40
                                                                                    -------------
     Excess of ADCPB over Ending Note Balances                                       3,172,967.09

     Difference between excess and floor                                             1,354,058.77

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended March 1, 2001

Restricting Event Determination:
                                                                                                                       Yes/No
                                                                                                                       ------
    A) Event of Servicer Termination (Yes/No)                                                                            No
    B) Note Insurer has Made a Payment (Yes/No)                                                                          No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                                      No
    D) Delinquency Trigger Event has Occurred (Yes/No)                                                                   No

Events of Default: Section 8.01 of Indenture
                                                                                                                       Yes/No
                                                                                                                       ------
    A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
    under the terms of such Notes or the Indenture when due; and,                                                        No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
    Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                           No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

     Section                                             Event                                                         Yes/No
     -------                                             -----                                                         ------
    6.01(i)    Failure to make payment required                                                                          No
    6.01(ii)   Failure to submit Monthly Statement                                                                       No
    6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                       No
    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                             No
    6.01(v)    Servicer files a voluntary petition for bankruptcy                                                        No
    6.01(vi)   Order of judgement in excess of $500,000                                                                  No
    6.01(vii)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days      No
    6.01(viii) Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No
    6.01(ix)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                              No

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

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended March 1, 2001

Gross Charge Event Calculation:
                                                                    Result
                                                                    ------

    Gross Charge Off Ratio Current Period                             0.52%
    Gross Charge Off Ratio Prior Period                              -0.37%
    Gross Charge Off Ratio Second Prior Period                       -0.71%
                                                                     ------
    Average of Gross Charge Off Ratio for Three Periods              -0.19%
    Maximum Allowed                                                   2.50%

    Gross Charge Off Ratio:
    ----------------------
                             ADCPB of                                                    Gross Charge Off Ratio
                          All Defaulted          Less                                        Charge Offs/
                            Contracts         Recoveries     Charge Offs       ADCPB             ADCPB
                            ---------         ----------     -----------       -----             -----
    Current Period             181,355.14     160,882.22      20,472.92    47,047,377.48        0.52%
    Prior Period               153,598.89     169,062.14     -15,463.25    49,755,619.61       -0.37%
    Second Prior Period              0.00      31,124.56     -31,124.56    52,736,477.93       -0.71%


Delinquency Event Calculation:
                                                                    Results
                                                                    -------

    Delinquency Trigger Ratio Current Period                          4.19%
    Delinquency Trigger Ratio Prior Period                            3.88%
    Delinquency Trigger Ratio Second Prior Period                     3.34%
                                                                      -----
    Average of Delinquency Trigger Ratios                             3.80%
    Maximum Allowed                                                   7.50%

    Delinquency Trigger Ratio:
    -------------------------
                                 A                   B                A/B
                                 -                   -                ---
                              ADCPB of           ADCPB of
                         Contract * 30 Day     All Contracts   Delinquency Trigger
                              Past Due        As of Month-End       Ratio:
                              --------        ---------------       -----
    Current Period         2,004,900.63        47,832,295.53        4.19%
    Prior Period           1,957,040.03        50,451,086.74        3.88%
    Second Prior Period    1,759,927.68        52,736,477.93        3.34%

                                     ADCPB       Delinquency Ratio
                                     -----       -----------------

    Current                       45,827,395            95.81%
    31-60 Days Past Due              869,315             1.82%
    61-90 Days Past Due              604,967             1.26%
    91+ Days Past Due                530,618             1.11%
                                  ----------           ------
    TOTAL                         47,832,296           100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                             226,351,292.85
    Maximum Substitution (10% of Initial)                 22,635,129.29

    Prior month Cumulative ADCPB Substituted               3,197,626.96
    Current month ADCPB Substituted                                   -
                                                         --------------
    Cumulative ADCPB Substituted                           3,197,626.96

* more than

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